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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2005

                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

           Georgia                     1-13941                 58-0687630
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(State or other Jurisdiction of    (Commission File          (IRS Employer
Incorporation or Organization)          Number)            Identification No.)

          309 E. Paces Ferry Road, N.E.
                Atlanta, Georgia                                30305-2377
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    (Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 27, 2005, Aaron Rents, Inc. (the "Company") issued a press release to announce its financial results for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1.

     This press release presents earnings per share ("EPS") information excluding a gain from the 2004 sale of the Company's holdings of Rainbow Rentals, Inc. stock, and provides reconciling information to EPS measures including the gain.

     Management believes that presentation of EPS measures excluding the gain is useful because it allows investors and management to evaluate and compare the Company's core operating results from ongoing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

     The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired:

         None.

(b)      Pro Forma Financial Information:

         None.

(c)      Exhibits:

EXHIBIT NO.                            DESCRIPTION
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  99.1              Aaron Rents, Inc. press release dated April 27, 2005,
                    announcing the Company's financial results for the first quarter of 2005(furnished pursuant to Item 2.02 of Form 8-K).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AARON RENTS, INC.

                                                   By: /s/ Gilbert L. Danielson
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                                                       Gilbert L. Danielson
                                                       Executive Vice President,
Date:  April 27, 2005                                  Chief Financial Officer